SECURITIES AND EXCHANGE COMMISSION
                       WASHINGTON, D. C.  20549


                               FORM 8-K


                            CURRENT REPORT
                    Pursuant to Section 13 or 15(d)
                of the Securities Exchange Act of 1934



           Date of Earliest Event Reported:  November 7, 1994


                       Jefferson-Pilot Corporation
          (Exact name of registrant as specified in its charter)



     North Carolina               1-5955        56-0896180
(State or other jurisdiction   (Commission     (I.R.S. Employer
     of incorporation)         File Number)   Identification No.)



 100 North Greene Street, Greensboro, North Carolina       27401
       (Address of principal executive offices)          (Zip Code)



                           (910) 691-3375
          (Registrant's telephone number, including area code)

Item 5.  Other Events

          1. On November 7, 1994, the Board of Directors of Jefferson-Pilot Corporation (the "Company") amended and restated the shareholder rights plan set forth in the Rights Agreement (the "Rights Agreement") dated as of August 1, 1988 between the Company and First Union National Bank of North Carolina as Rights Agent (the "Rights Agent"). The Amended and Restated Rights Agreement (the "Amendment") amends the Rights Agreement: to increase the initial exercise price of the Rights to $185; to extend the duration of the Rights to November 7, 2004; to lower to 15% the amount of share ownership or tender offer by any person or group of affiliated persons that triggers exercisability of the Rights while also eliminating the provisions for a second triggering event so that the "flip-in" occurs automatically when a person or group crosses the 15% ownership threshold; to permit the Company's Board of Directors to exempt a shareholder who inadvertently crosses the 15% threshold and then promptly reduces holdings to below 15%; to delete the provision that allows an acquirer to acquire 80% or more of the common stock through a tender offer without triggering the exercisability of the Rights; to amend the definition of "current per share market price" to base the calculations on the lowest average closing price of the common stock for any 30 consecutive trading days in the prior year;
and to otherwise update the shareholder rights plan to reflect developments in the law and current practice by many U.S. public corporations since the plan was originally adopted in 1988.

          The Amended and Restated Rights Agreement is attached hereto as an exhibit and is incorporated herein by reference.
The foregoing description is qualified in its entirety by reference to that Agreement.

          2. On November 7, 1994, the Board of Directors also amended the Company's By-laws by adding a new Article II, Section
12, which requires at least 90 days advance notice to the corporate secretary from a shareholder of any resolution to be presented at a shareholders meeting.


Item 7.   Exhibits

     3. By-Laws of the Registrant, as amended to November 7, 1994.

     4. Amended and Restated Rights Agreement dated as of November 7, 1994 between Jefferson-
          Pilot Corporation and First Union National
          Bank of North Carolina, as Rights Agent.



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
                            SIGNATURE


          Pursuant to the requirements of the Securities Exchange
          Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   JEFFERSON-PILOT CORPORATION


                                   By: /s/ Robert A. Reed


                                   (name)  Robert A. Reed


                                   (title) Vice President


          Dated:  November 14, 1994
































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
                           INDEX TO EXHIBITS


    Exhibit                                                   Page

      3.       By-laws of the Registrant, as amended
               to November 7, 1994.                          5 - 27

      4.       Amended and Restated Rights Agreement
               dated as of November 7, 1994 between
               Jefferson-Pilot Corporation and First
               Union National Bank of North Carolina,
               as Rights Agent.                             28 - 83







































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